UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)
1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)
(507) 625-7231
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 21, 2007, the Company announced that Thomas J. Petra, Chairman of the Company’s Board of Directors, will become the Company’s interim Chief Executive Officer and President effective January 2, 2008. Mr. de Petra will replace Lorin E. Krueger, who announced his planned resignation as the Company’s Chief Executive Officer and President in October 2007.
     During his service as interim Chief Executive Officer and President, Mr. de Petra will be paid a salary of $10,000 per month, and will cease to receive the cash compensation paid to non-employee Directors. In connection with his appointment as interim Chief Executive Officer and President, Mr. de Petra will no longer serve on the Audit Committee, Compensation Committee and Nominating and Governance Committee.
         Mr. de Petra, 61, has been self-employed as a management consultant since June 1999, currently providing services through Vantage Advisory Services LLC, of which he is the President and founder. From August 1998 to June 1999, he served as Chief Operating Officer of International Concept Development, Inc., a restaurant and hotel developer. From October 1997 to August 1998, Mr. de Petra served as Chief Operating Officer of Illuminated Media Inc., an advertising company. From February 1996 to June 1997, Mr. de Petra served as Chief Executive Officer of Nortech Forest Technologies, Inc., continuing to provide services as a consultant until October 1997. Mr. de Petra was a management consultant from June 1993 to February 1996, and he was Chief Information Officer of IDC Holdings, Ltd. from June 1993 to November 1994. Mr. de Petra was President and owner of de Petra & Associates, Inc., a financial communications firm, formerly known as First Financial Investor Relations, Inc., from August 1986 to October 1993.
     The Company issued press releases, on October 30, 2007 announcing the resignation of Mr. Krueger, and on December 21, 2007 relating to the appointment of Mr. de Petra described above. These press releases are attached to this Report as Exhibit 99.1 and 99.2 and are incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
          (d) Exhibits:
99.1	Press Release dated December 21, 2007

99.2	Press Release dated October 30, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 21, 2007

WINLAND ELECTRONICS, INC.
By:	/s/ Lorin E. Krueger
Lorin E. Krueger
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 21, 2007	1-15637
WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
99.1	Press Release dated December 21, 2007

99.2	Press Release dated October 30, 2007